Other Expense, Net - Summary of Impacts Related to Fisker (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Impacts related to Fisker [Line Items]
Restructuring	$ 187	$ 148
Total	198	110
Fisker Inc [Member]
Impacts related to Fisker [Line Items]
Impairment and supplier related settlements	330	0
Fisker warrants	33	110
Recognition of deferred revenue	(196)	0
Restructuring	31	0
Total	$ 198	$ 110